Exhibit 99.1

Corporate Communications
mediarelations@aa.com

Investor Relations
investor.relations@aa.com

FOR RELEASE: December 7, 2021

AMERICAN AIRLINES ANNOUNCES LEADERSHIP SUCCESSION PLAN

Robert Isom to become CEO on March 31, 2022; Doug Parker to continue as chairman

FORT WORTH, Texas — American Airlines Group Inc. (NASDAQ: AAL) today announced Doug Parker will retire as chief executive officer of American Airlines on March 31, 2022. Robert Isom, currently president of American, will succeed him. Isom also will join the airline’s board of directors on that same date, and Parker will continue to serve as chairman of American’s board.

“I have worked with Robert for two decades and I am incredibly pleased that he will be the next CEO of American Airlines, which is truly the best job in our industry,” Parker said. “Robert is a collaborative leader with deep operational expertise and global industry experience. His efforts to guide and support our team throughout the pandemic have been nothing short of phenomenal. We are well-positioned to take full advantage of our industry’s recovery, and now is the right time for a handoff we have planned and prepared for. I feel extremely fortunate to hand the reins to this clear and capable leader.”

Parker added, “It has been the privilege of my life to serve for 20 years as an airline CEO. I am forever grateful to the American team, whose commitment to taking care of each other and our customers has never wavered and will continue to drive our success going forward.”

Isom, who was named president in 2016, brings more than 30 years of global industry and leadership experience across finance, operations, planning, marketing, sales, alliances, pricing and revenue management.

“I am humbled to serve as CEO of American Airlines,” said Isom. “Over the past several years, our airline and our industry have gone through a period of transformative change. And with change comes opportunity. Today, our more than 130,000 dedicated team members fly more people than any other U.S. airline on the youngest fleet of all the network carriers, and we are positioned to continue to lead the industry as travel rebounds.”

Isom added, “I want to thank Doug for his partnership over the past two decades. He is a leader and teacher who inspires all around him and leaves an incredible legacy at American and in our industry. Looking ahead, I am deeply honored to be working alongside the best team in the industry and know that we will achieve great things together.”

Lead Independent Director John Cahill said, “The board views succession planning as one of our most important mandates, and today’s announcement represents the culmination of a thoughtful and well-crafted succession planning process. Robert is an excellent team builder who has worked to bring people together throughout his career. He is the right leader to carry American forward into its next period of growth.”

Cahill concluded, “Over the span of his 35-year career, Doug has been an architect and advocate for a more vibrant, resilient and secure aviation industry. At American, Doug has overseen unprecedented investment in our team and our product and set the standard for servant leadership, tirelessly championing our people and establishing an accessible and inclusive culture. We look forward to continuing to benefit from Doug’s sound judgement, deep industry knowledge, persistence and optimism as chairman of our board.”

About Robert Isom

Robert Isom is President of American Airlines Group and American Airlines, its principal subsidiary company. In this role, he oversees American’s operations, planning, marketing, sales, alliances and pricing. Isom previously served as Executive Vice President and Chief Operating Officer at American after holding the same position at US Airways. Prior to joining US Airways, he held senior executive operations, finance and commercial roles at GMAC, LLC., Northwest Airlines and America West Airlines. He started his career at The Procter & Gamble Company. Isom earned a Bachelor of Science degree in mechanical engineering and a Bachelor of Arts degree in English from the University of Notre Dame, as well as a Master of Business Administration degree from the University of Michigan.

About Doug Parker

Doug Parker is Chairman and Chief Executive Officer, overseeing American Airlines Group and American Airlines, its principal subsidiary company. He is a strong supporter of the people of the airline industry and American is emblematic of the transformation that has occurred in the industry in recent years. Previously, Parker was Chairman and CEO of US Airways. Under his leadership, US Airways achieved record revenue growth, operational performance and profit margins that outpaced most industry peers. Before the merger of US Airways and America West Airlines in 2005, Parker was Chairman, President and Chief Executive Officer of America West. He became the CEO at America West just 10 days before Sept. 11, 2001, and led the carrier through the crisis. His experience prior to joining America West in 1995 includes four years with Northwest Airlines as Vice President, Assistant Treasurer and Vice President of Financial Planning and Analysis. From 1986 to 1991, he held a number of financial management positions with American. Parker is on the board of Airlines for America (A4A) and also sits on the International Air Transport Association (IATA) Board of Governors and oneworld Governing Board. He is also a member of the Vanderbilt University Board of Trust and the SMU Cox School of Business Executive Board. Parker earned a Bachelor of Arts degree in economics from Albion College and a Master of Business Administration degree from Vanderbilt University.

About American Airlines Group

American’s purpose is to care for people on life’s journey. Shares of American Airlines Group Inc. trade on Nasdaq under the ticker symbol AAL and the company’s stock is included in the S&P 500. Learn more about what’s happening at American by visiting news.aa.com and connect with American on Twitter @AmericanAir and at Facebook.com/AmericanAirlines.

Cautionary Statement Regarding Forward-Looking Statements and Information

Certain of the statements contained in this report should be considered forward-looking statements within the meaning of the Securities Act, the Exchange Act and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth herein as well as in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 (especially in Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Part II, Item 1A. Risk Factors), and other risks and uncertainties listed from time to time in the Company’s other filings with the Securities and Exchange Commission. In particular, the consequences of the coronavirus outbreak to economic conditions and the travel industry in general and the financial position and operating results of the Company in particular have been material, are changing rapidly, and cannot be predicted. Additionally, there may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.